                                                                    EXHIBIT (99)

BUSINESS SEGMENTS (a)

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                Three Months Ended March 31, 2000
                                    ---------------------------------------------------------------------------------------------

                                                              Investment      Corporate
(In millions)                                                    Banking        Banking   International        Other        Total
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                        $        85            292              31           --          408
  Provision for loan losses                                           34             53              --           --           87
  Fee and other income                                               425             53              53          (31)         500
  Noninterest expense                                                248            108              37           --          393
  Income tax expense                                                  80             70              18          (31)         137
---------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $       148            114              29           --          291
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                           32.63 %        13.21           19.37           --        19.84
  Average loans, net                                         $     6,912         32,091           4,887           --       43,890
  Average deposits                                                 7,470          5,391           4,224           --       17,085
  Average attributed stockholders'
    equity (b)                                               $     1,821          3,470             607           --        5,898
=================================================================================================================================

                                                   Retail
                                               Brokerage &        Wealth
                                                 Insurance       & Trust         Mutual             CAP
(In millions)                                     Services      Services          Funds         Account        Other        Total
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data                          $
  Net interest income                                   45            56              2              59           --          162
  Provision for loan losses                             --            --             --              --           --            -
  Fee and other income                                 546           183            130              38          (25)         872
  Noninterest expense                                  482           142             67              38           --          729
  Income tax expense                                    41            37             25              23           (9)         117
---------------------------------------------------------------------------------------------------------------------------------
  Net income                                   $        68            60             40              36          (16)         188
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                             39.41 %       52.17          65.30           72.72           --        50.47
  Average loans, net                           $        --         4,130             --               1           --        4,131
  Average deposits                                      --         5,941             --          14,407           --       20,348
  Average attributed stockholders'
    equity (b)                                 $       684           461            184             203          (32)       1,500
=================================================================================================================================

                                                                                   Home
                                                                               Equity &
                                                                   First            The                       Retail
                                                                   Union          Money          Credit       Branch
(In millions)                                                   Mortgage          Store           Cards     Products        Total
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                        $        10            134              57          632          833
  Provision for loan losses                                            -             23              28           22           73
  Fee and other income                                                46             15              59          209          329
  Noninterest expense                                                 55            156              61          597          869
  Income tax expense                                                   -            (11)             10           85           84
---------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $         1            (19)             17          137          136
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                            2.11 %        (5.89)          13.38        29.27        14.66
  Average loans, net                                         $       436         13,718           1,769       10,631       26,554
  Average deposits                                                   764            212              15       67,276       68,267
  Average attributed stockholders'
    equity (b)                                               $        73          1,265             495        1,885        3,718
=================================================================================================================================

                                                                     (Continued)
                                        1

BUSINESS SEGMENTS (a)

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                Three Months Ended March 31, 2000
                                    ---------------------------------------------------------------------------------------------

                                                                   Small                         Real   Cash Mgt. &
                                                                Business                       Estate       Deposit
(In millions)                                                    Banking        Lending       Banking      Services        Total
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                        $        20             71            45           203          339
  Provision for loan losses                                            1              7             5            --           13
  Fee and other income                                                --             --            --           144          144
  Noninterest expense                                                 11             46            15           194          266
  Income tax expense                                                   3              6            10            58           77
--------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $         5             12            15            95          127
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                           11.58 %         5.94         15.87         57.06        24.99
  Average loans, net                                         $     2,796         14,647         9,003            --       26,446
  Average deposits                                                    --             --            --        21,620       21,620
  Average attributed stockholders'
    equity (b)                                               $       160            816           389           663        2,028
================================================================================================================================

                                                   Capital       Capital                                  Treasury/
(In millions)                                      Markets          Mgt.       Consumer    Commercial       Nonbank        Total
--------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                         $        408           162            833           339           224        1,966
  Provision for loan losses                             87            --             73            13            19          192
  Fee and other income                                 500           872            329           144            (3)       1,842
  Noninterest expense                                  393           729            869           266           125        2,382
  Income tax expense                                   137           117             84            77           (21)         394
--------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                              291           188            136           127            98          840
  After-tax merger-related and
    restructuring charges                               --            --             --            --            (2)          (2)
--------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                     $        291           188            136           127            96          838
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                             19.84 %       50.47          14.66         24.99         11.23        20.31
  Average loans, net                          $     43,890         4,131         26,554        26,446        30,460      131,481
  Average deposits                                  17,085        20,348         68,267        21,620        13,101      140,421
  Average attributed stockholders'
    equity (b)                                $      5,898         1,500          3,718         2,028         3,439       16,583
================================================================================================================================















                                                                     (Continued)
                                        2

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------

                                                                                         Three Months Ended December 31, 1999
                                   ------------------------------------------------------------------------------------------
                                                           Investment      Corporate
(In millions)                                                 Banking        Banking      International       Other     Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                      $       55            301                 34          --       390
  Provision for loan losses                                         5             64                 --          --        69
  Fee and other income                                            447             51                 52         (72)      478
  Noninterest expense                                             230            111                 60          --       401
  Income tax expense                                               95             67                 10         (72)      100
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                               $      172            110                 16          --       298
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                        39.28%         12.32               9.88          --     19.94
  Average loans, net                                       $    6,720         31,568              4,904          --    43,192
  Average deposits                                              4,766          5,501              4,420          --    14,687
  Average attributed stockholders'
    equity (b)                                             $    1,738          3,532                664          --     5,934
=============================================================================================================================

                                                  Retail
                                             Brokerage &       Wealth
                                               Insurance      & Trust         Mutual                CAP
(In millions)                                   Services     Services          Funds            Account       Other     Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                        $        38           56             (2)                62          --       154
  Provision for loan losses                           --           --             --                 --          --        --
  Fee and other income                               452          188            125                 34         (26)      773
  Noninterest expense                                401          135             50                 35          --       621
  Income tax expense                                  34           41             28                 23         (10)      116
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                 $        55           68             45                 38         (16)      190
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                           35.91%       58.73          86.87              73.96          --     53.66
  Average loans, net                         $         1        3,896             --                 --          --     3,897
  Average deposits                                    --        5,862             --             14,245          --    20,107
  Average attributed stockholders'
    equity (b)                               $       612          452            169                200         (33)    1,400
=============================================================================================================================


                                                                               Home
                                                                           Equity &
                                                                First           The                          Retail
                                                                Union         Money              Credit      Branch
(In millions)                                                Mortgage         Store               Cards    Products     Total
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                        $     13           136                  45         626       820
  Provision for loan losses                                        --            21                  35          17        73
  Fee and other income                                             44            30                  83         213       370
  Noninterest expense                                              55           196                  59         620       930
  Income tax expense                                                1           (19)                 13          77        72
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $      1           (32)                 21         125       115
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         7.93%        (9.70)              17.02       26.31     12.46
  Average loans, net                                         $    440        12,685               1,689      10,410    25,224
  Average deposits                                                900           243                  15      66,856    68,014
  Average attributed stockholders'
    equity (b)                                               $     65         1,262                 482       1,882     3,691
=============================================================================================================================

                                                                    (Continued)
                                       3

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------

                                                                                         Three Months Ended December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
                                                                   Small                      Real     Cash Mgt. &
                                                                Business                    Estate         Deposit
(In millions)                                                    Banking      Lending      Banking        Services      Total
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                           $     20           58           42             226        346
  Provision for loan losses                                            1           12            5              --         18
  Fee and other income                                                --           --           --             140        140
  Noninterest expense                                                 12           54           17             192        275
  Income tax expense                                                   2           (7)           8              67         70
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                                    $      5           (1)          12             107        123
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                           10.06%       (0.41)       12.78           62.08      23.31
  Average loans, net                                            $  2,756       14,605        8,741              --     26,102
  Average deposits                                                    --           --           --          22,531     22,531
  Average attributed stockholders'
    equity (b)                                                  $    158          865          386             688      2,097
=============================================================================================================================

                                                  Capital        Capital                                 Treasury/
(In millions)                                     Markets           Mgt.     Consumer   Commercial         Nonbank      Total
-----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                             $   390            154          820          346             235      1,945
  Provision for loan losses                            69             --           73           18              13        173
  Fee and other income                                478            773          370          140              76      1,837
  Noninterest expense                                 401            621          930          275             133      2,360
  Income tax expense                                  100            116           72           70              49        407
-----------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                             298            190          115          123             116        842
  After-tax merger-related and
    restructuring charges                              --             --           --           --               4          4
-----------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                         $   298            190          115          123             120        846
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                            19.94%         53.66        12.46        23.31           13.36      19.78
  Average loans, net                              $43,192          3,897       25,224       26,102          32,804    131,219
  Average deposits                                 14,687         20,107       68,014       22,531          11,641    136,980
  Average attributed stockholders'
    equity (b)                                    $ 5,934          1,400        3,691        2,097           3,564     16,686
=============================================================================================================================

                                                                    (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------

                                                                                        Three Months Ended September 30, 1999
                                      ---------------------------------------------------------------------------------------
                                                           Investment      Corporate
(In millions)                                                 Banking        Banking      International     Other       Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                      $       59            289                 26        --         374
  Provision for loan losses                                        19             48                 --        --          67
  Fee and other income                                            330             33                 53       (22)        394
  Noninterest expense                                             203             91                 50        --         344
  Income tax expense                                               56             69                 11       (22)        114
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                               $      111            114                 18        --         243
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                        28.28%         13.25              11.31        --       17.17
  Average loans, net                                       $    7,049         30,794              4,837        --      42,680
  Average deposits                                              4,422          5,218              3,810        --      13,450
  Average attributed stockholders'
    equity (b)                                             $    1,535          3,411                634        --       5,580
=============================================================================================================================


                                                  Retail
                                             Brokerage &       Wealth
                                               Insurance      & Trust         Mutual                CAP
(In millions)                                   Services     Services          Funds            Account      Other      Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                        $        20           54             --                 53         --        127
  Provision for loan losses                           --           --             --                 --         --         --
  Fee and other income                               229          172            118                 30        (25)       524
  Noninterest expense                                198          120             53                 31         --        402
  Income tax expense                                  20           40             25                 20         (9)        96
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                 $        31           66             40                 32        (16)       153
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                           38.88%       61.09          74.65              74.75         --      58.10
  Average loans, net                         $        --        3,765             --                 --         --      3,765
  Average deposits                                    --        5,699             --             14,302         --     20,001
  Average attributed stockholders'
    equity (b)                               $       325          425            163                168        (31)     1,050
=============================================================================================================================


                                                                               Home
                                                                           Equity &
                                                                First           The                         Retail
                                                                Union         Money              Credit     Branch
(In millions)                                                Mortgage         Store               Cards   Products      Total
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                        $     19           143                  53        620        835
  Provision for loan losses                                        --            20                  35         22         77
  Fee and other income                                             41           (29)                 99        212        323
  Noninterest expense                                              55           150                  52        558        815
  Income tax expense                                                2           (22)                 25         96        101
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $      3           (34)                 40        156        165
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                        14.23%        (9.79)              33.62      33.37      17.03
  Average loans, net                                         $    464        11,910               2,115     10,582     25,071
  Average deposits                                              1,214           295                   9     68,176     69,694
  Average attributed stockholders'
    equity (b)                                               $     77         1,411                 475      1,847      3,810
=============================================================================================================================

                                                                    (Continued)
                                       5

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------

                                                                                        Three Months Ended September 30, 1999
                                                                -------------------------------------------------------------
                                                                   Small                      Real     Cash Mgt. &
                                                                Business                    Estate         Deposit
(In millions)                                                    Banking      Lending      Banking        Services      Total
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                           $     21           58           44             230        353
  Provision for loan losses                                            1            9            5              --         15
  Fee and other income                                                --           --           --             144        144
  Noninterest expense                                                 10           48           15             181        254
  Income tax expense                                                   4           (4)           9              74         83
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                                    $      6            5           15             119        145
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                           14.93%        2.46        14.78           71.35      26.71
  Average loans, net                                            $  2,792       15,146        8,629              --     26,567
  Average deposits                                                    --           --           --          22,416     22,416
  Average attributed stockholders'
    equity (b)                                                  $    162          952          391             664      2,169
=============================================================================================================================


                                                 Capital         Capital                                 Treasury/
(In millions)                                    Markets            Mgt.     Consumer   Commercial         Nonbank      Total
-----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                             $   374            127          835          353             193      1,882
  Provision for loan losses                            67             --           77           15              16        175
  Fee and other income                                394            524          323          144              55      1,440
  Noninterest expense                                 344            402          815          254             125      1,940
  Income tax expense                                  114             96          101           83              11        405
-----------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                             243            153          165          145              96        802
  After-tax merger-related and
    restructuring charges                              --             --           --           --              --         --
-----------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                         $   243            153          165          145              96        802
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                            17.17%         58.10        17.03        26.71           14.16      20.47
  Average loans, net                              $42,680          3,765       25,071       26,567          29,251    127,334
  Average deposits                                 13,450         20,001       69,694       22,416           7,863    133,424
  Average attributed stockholders'
    equity (b)                                    $ 5,580          1,050        3,810        2,169           2,690     15,299
=============================================================================================================================

                                                                    (Continued)
                                       6

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------

                                                                                             Three Months Ended June 30, 1999
                                    -----------------------------------------------------------------------------------------
                                                            Investment     Corporate
(In millions)                                                  Banking       Banking      International     Other       Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                      $       78            290                 45        --         413
  Provision for loan losses                                        18             43                 --        --          61
  Fee and other income                                            285             41                 51       (27)        350
  Noninterest expense                                             191            102                 50        --         343
  Income tax expense                                               49             70                 17       (27)        109
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                               $      105            116                 29        --         250
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                        27.48%         13.37              17.35        --       17.64
  Average loans, net                                       $    7,262         31,477              4,517        --      43,256
  Average deposits                                              4,872          5,237              4,544        --      14,653
  Average attributed stockholders'
    equity (b)                                             $    1,535          3,497                649        --       5,681
=============================================================================================================================


                                                  Retail
                                             Brokerage &       Wealth
                                               Insurance      & Trust         Mutual                CAP
(In millions)                                   Services     Services          Funds            Account     Other       Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                        $        20           54              1                 46        --         121
  Provision for loan losses                           --           (2)            --                 --        --          (2)
  Fee and other income                               234          169            110                 28       (22)        519
  Noninterest expense                                208          129             68                 31        --         436
  Income tax expense                                  18           36             17                 17        (9)         79
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                 $        28           60             26                 26       (13)        127
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                           34.08%       56.25          41.62              72.27        --       49.55
  Average loans, net                         $        --        3,757             --                 --        --       3,757
  Average deposits                                    --        5,743             --             14,096        --      19,839
  Average attributed stockholders'
    equity (b)                               $       334          419            159                149       (28)      1,033
=============================================================================================================================


                                                                               Home
                                                                           Equity &
                                                                First           The                        Retail
                                                                Union         Money              Credit    Branch
(In millions)                                                Mortgage         Store               Cards  Products       Total
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                        $     21           139                  62       608         830
  Provision for loan losses                                         1            18                  39        20          78
  Fee and other income                                            109           115                 109       212         545
  Noninterest expense                                              66           154                  63       589         872
  Income tax expense                                               25            31                  26        81         163
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $     38            51                  43       130         262
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                       124.97%        14.66               35.74     29.18       27.90
  Average loans, net                                         $    475        11,881               2,564    16,570      31,490
  Average deposits                                              1,332            66                   9    70,364      71,771
  Average attributed stockholders'
    equity (b)                                               $    129         1,396                 467     1,802       3,794
=============================================================================================================================

                                                                    (Continued)

BUSINESS SEGMENTS (a)

--------------------------------------------------------------------------------------------------------------------------------

                                                                                                Three Months Ended June 30, 1999
                                               ---------------------------------------------------------------------------------

                                                                 Small                         Real   Cash Mgt. &
                                                              Business                       Estate       Deposit
(In millions)                                                  Banking        Lending       Banking      Services          Total
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                        $      23             61            45           211            340
  Provision for loan losses                                          1             14             8            --             23
  Fee and other income                                              --             --            --           139            139
  Noninterest expense                                               10             59            16           186            271
  Income tax expense                                                 4            (11)            7            63             63
--------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $       8             (1)           14           101            122
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         16.30 %        (0.27)        12.28         63.88          22.97
  Average loans, net                                         $   2,751         14,347         8,528            --         25,626
  Average deposits                                                  --             --            --        22,530         22,530
  Average attributed stockholders'
    equity (b)                                               $     166            879           408           633          2,086
================================================================================================================================

                                                Capital        Capital                                  Treasury/
(In millions)                                   Markets           Mgt.       Consumer    Commercial       Nonbank          Total
--------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                         $     413            121            830           340           141          1,845
  Provision for loan losses                          61             (2)            78            23            20            180
  Fee and other income                              350            519            545           139           153          1,706
  Noninterest expense                               343            436            872           271           131          2,053
  Income tax expense                                109             79            163            63            31            445
--------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                           250            127            262           122           112            873
  After-tax merger-related and
    restructuring charges                            --             --             --            --            --             --
--------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                     $     250            127            262           122           112            873
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                          17.64 %        49.55          27.90         22.97         14.46          21.94
  Average loans, net                          $  43,256          3,757         31,490        25,626        27,023        131,152
  Average deposits                               14,653         19,839         71,771        22,530         4,999        133,792
  Average attributed stockholders'
    equity (b)                                $   5,681          1,033          3,794         2,086         3,107         15,701
================================================================================================================================

                                                                    (Continued)

BUSINESS SEGMENTS (a)

--------------------------------------------------------------------------------------------------------------------------------

                                                                                               Three Months Ended March 31, 1999
                                   ---------------------------------------------------------------------------------------------

                                                            Investment      Corporate
(In millions)                                                  Banking        Banking International         Other          Total
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                        $      60            275            47            --            382
  Provision for loan losses                                         21             34            --            --             55
  Fee and other income                                             404             59            48           (28)           483
  Noninterest expense                                              214            106            54            --            374
  Income tax expense                                                80             72            16           (28)           140
--------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $     149            122            25            --            296
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         41.24 %        14.16         16.87            --          21.62
  Average loans, net                                         $   6,963         31,870         4,930            --         43,763
  Average deposits                                               5,012          5,414         5,512            --         15,938
  Average attributed stockholders'
    equity (b)                                               $   1,465          3,459           614            --          5,538
================================================================================================================================

                                                 Retail
                                            Brokerage &         Wealth
                                              Insurance        & Trust         Mutual           CAP
(In millions)                                  Services       Services          Funds       Account         Other          Total
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                         $      17             57              1            45            --            120
  Provision for loan losses                          --              1             --            --            --              1
  Fee and other income                              222            167            107            26           (22)           500
  Noninterest expense                               199            137             59            31            --            426
  Income tax expense                                 15             33             18            15            (8)            73
--------------------------------------------------------------------------------------------------------------------------------
  Net income                                  $      25             53             31            25           (14)           120
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                          32.23 %        50.90          53.11         69.46            --          48.00
  Average loans, net                          $      --          3,722             --            --            --          3,722
  Average deposits                                   --          5,806             --        14,161            --         19,967
  Average attributed stockholders'
    equity (b)                                $     313            424            151           143           (28)         1,003
================================================================================================================================

                                                                                 Home
                                                                             Equity &
                                                                 First            The                      Retail
                                                                 Union          Money        Credit        Branch
(In millions)                                                 Mortgage          Store         Cards      Products         Total
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                        $      24            116            60           601            801
  Provision for loan losses                                         --             10            46            23             79
  Fee and other income                                             116             86            57           204            463
  Noninterest expense                                               78            161            62           575            876
  Income tax expense                                                23             12             4            79            118
-------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $      39             19             5           128            191
-------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         83.69 %         5.80          5.33         27.81          20.06
  Average loans, net                                         $     488         11,325         2,593        16,182         30,588
  Average deposits                                               1,340              2            10        71,907         73,259
  Average attributed stockholders'
    equity (b)                                               $     183          1,341           468         1,856          3,848
================================================================================================================================

                                                                    (Continued)
                                       9

BUSINESS SEGMENTS (a)

--------------------------------------------------------------------------------------------------------------------------------

                                                                                               Three Months Ended March 31, 1999
                                   ---------------------------------------------------------------------------------------------

                                                                 Small                         Real   Cash Mgt. &
                                                              Business                       Estate       Deposit
(In millions)                                                  Banking        Lending       Banking      Services          Total
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                        $      20             60            45           218            343
  Provision for loan losses                                          1              6             6            --             13
  Fee and other income                                              --             --            --           132            132
  Noninterest expense                                               10             52            19           190            271
  Income tax expense                                                 4             (5)            8            61             68
--------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $       5              7            12            99            123
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         15.21 %         3.54         12.25         58.96          23.52
  Average loans, net                                         $   2,696         14,604         8,387            --         25,687
  Average deposits                                                  --             --            --        23,528         23,528
  Average attributed stockholders'
    equity (b)                                               $     163            908           413           681          2,165
================================================================================================================================

                                                Capital        Capital                                  Treasury/
(In millions)                                   Markets           Mgt.       Consumer    Commercial       Nonbank          Total
--------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                         $     382            120            801           343           134          1,780
  Provision for loan losses                          55              1             79            13            16            164
  Fee and other income                              483            500            463           132           372          1,950
  Noninterest expense                               374            426            876           271           562          2,509
  Income tax expense                                140             73            118            68           (48)           351
--------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                           296            120            191           123           (24)           706
  After-tax merger-related and
    restructuring charges                            --             --             --            --           259            259
--------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                     $     296            120            191           123           235            965
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                          21.62 %        48.00          20.06         23.52         27.33          24.32
  Average loans, net                          $  43,763          3,722         30,588        25,687        25,709        129,469
  Average deposits                               15,938         19,967         73,259        23,528         3,570        136,262
  Average attributed stockholders'
    equity (b)                                $   5,538          1,003          3,848         2,165         3,487         16,041
================================================================================================================================

                                                                    (Continued)

BUSINESS SEGMENTS (a)

--------------------------------------------------------------------------------------------------------------------------------

                                                                                            Three Months Ended December 31, 1998
                                   ---------------------------------------------------------------------------------------------

                                                            Investment      Corporate
(In millions)                                                  Banking        Banking International         Other          Total
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                        $      84            259            59            --            402
  Provision for loan losses                                         (5)            34            10            --             39
  Fee and other income                                             261             65            47           (21)           352
  Noninterest expense                                              217            115            50            --            382
  Income tax expense                                                44             66            17           (21)           106
--------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $      89            109            29            --            227
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         22.20 %        12.93         17.52            --          16.10
  Average loans, net                                         $   6,871         31,051         5,191            --         43,113
  Average deposits                                               5,095          5,529         5,923            --         16,547
  Average attributed stockholders'
    equity (b)                                               $   1,595          3,356           643            --          5,594
================================================================================================================================

                                                 Retail
                                            Brokerage &         Wealth
                                              Insurance        & Trust         Mutual          CAP
(In millions)                                  Services       Services          Funds       Account         Other          Total
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                         $       8             54              1            43            --            106
  Provision for loan losses                          --              1             --            --            --              1
  Fee and other income                              201            163            108            23           (21)           474
  Noninterest expense                               185            128             54            30            --            397
  Income tax expense                                  9             34             21            14            (8)            70
--------------------------------------------------------------------------------------------------------------------------------
  Net income                                  $      15             54             34            22           (13)           112
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                          21.08 %        51.91          67.07         70.36            --          47.53
  Average loans, net                                 --      $   3,808             --            --            --          3,808
  Average deposits                                   --          5,377             --        13,123            --         18,500
  Average attributed stockholders'
    equity (b)                                $     270            414            152           126           (26)           936
================================================================================================================================

                                                                                 Home
                                                                             Equity &
                                                                 First            The                      Retail
                                                                 Union          Money        Credit        Branch
(In millions)                                                 Mortgage          Store         Cards      Products          Total
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                        $      27            118            57           630            832
  Provision for loan losses                                         --              3            59            23             85
  Fee and other income                                             123             28            90           246            487
  Noninterest expense                                               84            184            70           611            949
  Income tax expense                                                25            (16)            7            93            109
--------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $      41            (25)           11           149            176
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         87.05 %        (8.03)         9.26         30.21          17.90
  Average loans, net                                         $     420          8,092         2,647        16,004         27,163
  Average deposits                                               1,407             65             9        73,332         74,813
  Average attributed stockholders'
    equity (b)                                               $     184          1,269           465         1,962          3,880
================================================================================================================================

                                                                    (Continued)
                                       11

BUSINESS SEGMENTS (a)

--------------------------------------------------------------------------------------------------------------------------------

                                                                                            Three Months Ended December 31, 1998
                                   ---------------------------------------------------------------------------------------------

                                                                 Small                         Real   Cash Mgt. &
                                                              Business                       Estate       Deposit
(In millions)                                                  Banking        Lending       Banking      Services          Total
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                        $      22             69            48           217            356
  Provision for loan losses                                          1             13             6            --             20
  Fee and other income                                              --             --            --           127            127
  Noninterest expense                                               11             54            18           198            281
  Income tax expense                                                 4             (5)            9            56             64
--------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $       6              7            15            90            118
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                         14.13 %         3.27         12.66         54.17          21.42
  Average loans, net                                         $   2,658         15,074         8,651            --         26,383
  Average deposits                                                  --             --            --        24,618         24,618
  Average attributed stockholders'
    equity (b)                                               $     161            908           453           660          2,182
================================================================================================================================


                                                 Capital       Capital                                 Treasury/
(In millions)                                    Markets          Mgt.       Consumer    Commercial      Nonbank        Total
--------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                         $     402            106            832           356           102          1,798
  Provision for loan losses                          39              1             85            20            22            167
  Fee and other income                              352            474            487           127           302          1,742
  Noninterest expense                               382            397            949           281           478          2,487
  Income tax expense                                106             70            109            64          (320)            29
--------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                           227            112            176           118           224            857
  After-tax merger-related and
    restructuring charges                            --             --             --            --           136            136
--------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                     $     227            112            176           118           360            993
--------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                          16.10 %        47.53          17.90         21.42         33.84          22.49
  Average loans, net                          $  43,113          3,808         27,163        26,383        32,526        132,993
  Average deposits                               16,547         18,500         74,813        24,618         2,982        137,460
  Average attributed stockholders'
    equity (b)                                $   5,594            936          3,880         2,182         4,221         16,813
================================================================================================================================

                                                                    (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Three Months Ended September 30, 1998
                                   ------------------------------------------------------------------------------------------------

                                                           Investment         Corporate
(In millions)                                                 Banking           Banking      International        Other       Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                         $    49               264                 52           --         365
  Provision for loan losses                                        (1)               68                 --           --          67
  Fee and other income                                             38                81                 60          (21)        158
  Noninterest expense                                             138                99                 41           --         278
  Income tax expense                                              (32)               67                 27          (21)         41
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                  $   (18)              111                 44           --         137
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                        (5.40)%           13.40              33.18           --       10.44
  Average loans, net                                          $ 5,736            30,363              4,910           --      41,009
  Average deposits                                              5,146             5,323              4,796           --      15,265
  Average attributed stockholders'
    equity (b)                                                $ 1,379             3,310                530           --       5,219
===================================================================================================================================

                                               Retail
                                          Brokerage &          Wealth
                                            Insurance         & Trust            Mutual               CAP
(In millions)                                Services        Services             Funds           Account         Other       Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                      $     8                 54                 1                38            --         101
  Provision for loan losses                     --                  1                --                --            --           1
  Fee and other income                         195                155               105                19           (21)        453
  Noninterest expense                          180                113                50                27            --         370
  Income tax expense                             9                 36                21                11            (8)         69
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                               $    14                 59                35                19           (13)        114
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                     21.53%             58.47             70.69             70.97            --       50.45
  Average loans, net                       $    --              3,824                --                --            --       3,824
  Average deposits                              --              5,134                --            11,534            --      16,668
  Average attributed stockholders'
    equity (b)                             $   268                399               147               103           (27)        890
===================================================================================================================================


                                                                                   Home
                                                                               Equity &
                                                                First               The                          Retail
                                                                Union             Money            Credit        Branch
(In millions)                                                Mortgage             Store             Cards      Products       Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                         $    25               110                94           658         887
  Provision for loan losses                                        --                 3                42            35          80
  Fee and other income                                             67               179               161           209         616
  Noninterest expense                                              79               182                72           534         867
  Income tax expense                                                5                40                54           114         213
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                  $     8                64                87           184         343
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                        20.69%            18.50             73.62         36.91       34.26
  Average loans, net                                          $   417             7,887             3,638        15,976      27,918
  Average deposits                                              1,413               159                11        75,948      77,531
  Average attributed stockholders'
    equity (b)                                                $   143             1,386               471         1,976       3,976
===================================================================================================================================

                                                                     (Continued)
                                       13

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Three Months Ended September 30, 1998
                                   ------------------------------------------------------------------------------------------------

                                                             Small                            Real      Cash Mgt. &
                                                          Business                          Estate          Deposit
(In millions)                                              Banking          Lending        Banking         Services           Total
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                     $    22                81             52              207             362
  Provision for loan losses                                     1                12              6               --              19
  Fee and other income                                         --                --             --              127             127
  Noninterest expense                                           9                47             13              174             243
  Income tax expense                                            5                 3             13               61              82
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                              $     7                19             20               99             145
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                    19.11%             8.63          16.70            61.42           26.98
  Average loans, net                                      $ 2,648            15,526          9,048               --          27,222
  Average deposits                                             --                --             --           23,692          23,692
  Average attributed stockholders'
    equity (b)                                            $   153               851            490              634           2,128
===================================================================================================================================

                                           Capital        Capital                                         Treasury/
(In millions)                              Markets           Mgt.          Consumer     Commercial          Nonbank           Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                    $   365              101               887            362              128           1,843
  Provision for loan losses                   67                1                80             19               72             239
  Fee and other income                       158              453               616            127              459           1,813
  Noninterest expense                        278              370               867            243              164           1,922
  Income tax expense                          41               69               213             82               95             500
-----------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                    137              114               343            145              256             995
  After-tax merger-related and
    restructuring charges                     --               --                --             --               16              16
-----------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                $   137              114               343            145              272           1,011
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                   10.44%           50.45             34.26          26.98           25.51            23.42
  Average loans, net                     $41,009            3,824            27,918         27,222          33,713          133,686
  Average deposits                        15,265           16,668            77,531         23,692           3,058          136,214
  Average attributed stockholders'
    equity (b)                           $ 5,219              890             3,976          2,128           4,231           16,444
===================================================================================================================================


                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Three Months Ended June 30, 1998
                                   ------------------------------------------------------------------------------------------------

                                                          Investment         Corporate
(In millions)                                                Banking           Banking     International        Other         Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                        $    41               269                38           --           348
  Provision for loan losses                                        6                26                 1           --            33
  Fee and other income                                           299                56                47          (21)          381
  Noninterest expense                                            193               105                54           --           352
  Income tax expense                                              49                73                11          (21)          112
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $    92               121                19           --           232
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                       30.13%            15.63             13.49           --         19.09
  Average loans, net                                         $ 5,246            29,512             5,088           --        39,846
  Average deposits                                             4,021             5,117             4,484           --        13,622
  Average attributed stockholders'
    equity (b)                                               $ 1,233             3,086               530           --         4,849
===================================================================================================================================


                                              Retail
                                         Brokerage &          Wealth
                                           Insurance         & Trust            Mutual               CAP
(In millions)                               Services        Services             Funds           Account        Other         Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                         $   10              53                 1                39           --           103
  Provision for loan losses                       --               2                --                --           --             2
  Fee and other income                           194             157               102                18          (23)          448
  Noninterest expense                            170             130                56                26           --           382
  Income tax expense                              13              30                18                12           (9)           64
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                  $   21              48                29                19          (14)          103
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                       31.47%          48.85             52.23             72.05           --         46.81
  Average loans, net                          $    1           3,608                --                --           --         3,609
  Average deposits                                --           4,787                --            11,150           --        15,937
  Average attributed stockholders'
    equity (b)                                $  267             396               145               105          (29)          884
===================================================================================================================================


                                                                                  Home
                                                                              Equity &
                                                               First               The                         Retail
                                                               Union             Money            Credit       Branch
(In millions)                                               Mortgage             Store             Cards     Products         Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                        $    24                41               83          673            821
  Provision for loan losses                                       --                 3               57           19             79
  Fee and other income                                            99                11               74          222            406
  Noninterest expense                                             79                26               62          567            734
  Income tax expense                                              17                 9               15          118            159
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                 $    27                14               23          191            255
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                       62.62%            21.40            20.21        37.36          34.71
  Average loans, net                                         $   531             6,062            3,636       16,217         26,446
  Average deposits                                             1,428               105               13       77,895         79,441
  Average attributed stockholders'
    equity (b)                                               $   173               265              465        2,050          2,953
===================================================================================================================================


                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Three Months Ended June 30, 1998
                                   ------------------------------------------------------------------------------------------------

                                                             Small                             Real     Cash Mgt. &
                                                          Business                           Estate         Deposit
(In millions)                                              Banking           Lending        Banking        Services           Total
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                      $    21                77             49             195             342
  Provision for loan losses                                      1                 9              5              --              15
  Fee and other income                                          --                --             --             133             133
  Noninterest expense                                           10                53             14             193             270
  Income tax expense                                             4                 3             11              52              70
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                               $     6                12             19              83             120
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                     16.96%             6.12          15.75           55.84           24.06
  Average loans, net                                       $ 2,571            15,477          8,850              --          26,898
  Average deposits                                              --                --             --          22,028          22,028
  Average attributed stockholders'
    equity (b)                                             $   150               784            470             599           2,003
===================================================================================================================================

                                            Capital        Capital                                        Treasury/
(In millions)                               Markets            Mgt.         Consumer     Commercial         Nonbank           Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                       $   348            103               821            342             191           1,805
  Provision for loan losses                      33              2                79             15              21             150
  Fee and other income                          381            448               406            133             163           1,531
  Noninterest expense                           352            382               734            270           1,071           2,809
  Income tax expense                            112             64               159             70            (277)            128
-----------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                       232            103               255            120            (461)            249
  After-tax merger-related and
    restructuring charges                        --             --                --             --             634             634
-----------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                   $   232            103               255            120             173             883
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                      19.09%         46.81             34.71          24.06           17.63           23.89
  Average loans, net                        $39,846          3,609            26,446         26,898          34,237         131,036
  Average deposits                           13,622         15,937            79,441         22,028           6,013         137,041
  Average attributed stockholders'
    equity (b)                              $ 4,849            884             2,953          2,003           3,936          14,625
===================================================================================================================================


                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Three Months Ended March 31, 1998
                                   ------------------------------------------------------------------------------------------------

                                                           Investment        Corporate
(In millions)                                                 Banking          Banking      International        Other        Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                         $    48              269                 26           --          343
  Provision for loan losses                                         1               16                  1           --           18
  Fee and other income                                            176               41                 59          (20)         256
  Noninterest expense                                             136              116                 46           --          298
  Income tax expense                                               27               67                 15          (20)          89
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                  $    60              111                 23           --          194
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                        18.55%           14.28              22.03           --        16.12
  Average loans, net                                          $ 4,561           29,716              4,169           --       38,446
  Average deposits                                              3,163            4,717              3,560           --       11,440
  Average attributed stockholders'
    equity (b)                                                $ 1,310            3,146                443           --        4,899
===================================================================================================================================

                                               Retail
                                          Brokerage &          Wealth
                                            Insurance         & Trust           Mutual                CAP
(In millions)                                Services        Services            Funds            Account        Other        Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                       $    12                51               --                 35           --           98
  Provision for loan losses                      --                 1               --                 --           --            1
  Fee and other income                          188               150               96                 17          (20)         431
  Noninterest expense                           169               131               54                 25           --          379
  Income tax expense                             12                27               16                 10           (8)          57
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                $    19                42               26                 17          (12)          92
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                      29.48%            44.59            48.10              70.89           --        43.35
  Average loans, net                        $    --             3,502               --                 --           --        3,502
  Average deposits                               --             4,872               --             10,879           --       15,751
  Average attributed stockholders'
    equity (b)                              $   264               390              135                 97          (26)         860
===================================================================================================================================

                                                                First                                           Retail
                                                                Union             Home             Credit       Branch
(In millions)                                                Mortgage           Equity              Cards     Products        Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                       $      19               39                 94          641          793
  Provision for loan losses                                         1                2                 53           25           81
  Fee and other income                                             51               10                 69          242          372
  Noninterest expense                                              72               28                 62          555          717
  Income tax expense                                               (1)               7                 19          116          141
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                $      (2)              12                 29          187          226
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                        (5.55)%          22.92              26.37        36.69        32.17
  Average loans, net                                        $     531            5,057              3,884       16,859       26,331
  Average deposits                                              1,109               --                 15       77,719       78,843
  Average attributed stockholders'
    equity (b)                                              $     125              210                464        2,066        2,865
===================================================================================================================================


                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Three Months Ended March 31, 1998
                                   ------------------------------------------------------------------------------------------------

                                                            Small                              Real     Cash Mgt. &
                                                         Business                            Estate         Deposit
(In millions)                                             Banking           Lending         Banking        Services           Total
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                      $   20                66              53             196             335
  Provision for loan losses                                     1                 7               2              --              10
  Fee and other income                                         --                --              --             145             145
  Noninterest expense                                          10                55              15             192             272
  Income tax expense                                            4                --              14              57              75
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                               $    5                 4              22              92             123
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                    17.53%             2.95           17.40           60.14           25.84
  Average loans, net                                       $2,532            13,300           9,530              --          25,362
  Average deposits                                             --                --              --          22,191          22,191
  Average attributed stockholders'
    equity (b)                                             $  147               688             514             621           1,970
===================================================================================================================================

                                            Capital       Capital                                         Treasury/
(In millions)                               Markets          Mgt.          Consumer      Commercial         Nonbank           Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                       $   343            98               793             335             262           1,831
  Provision for loan losses                      18             1                81              10              25             135
  Fee and other income                          256           431               372             145             145           1,349
  Noninterest expense                           298           379               717             272             172           1,838
  Income tax expense                             89            57               141              75              55             417
-----------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                       194            92               226             123             155             790
  After-tax merger-related and
    restructuring charges                        --            --                --              --              19              19
-----------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                   $   194            92               226             123             174             809
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                      16.12%        43.35             32.17           25.84           14.06           21.01
  Average loans, net                        $38,446         3,502            26,331          25,362          36,838         130,479
  Average deposits                           11,440        15,751            78,843          22,191           6,349         134,574
  Average attributed stockholders'
    equity (b)                              $ 4,899           860             2,865           1,970           5,018          15,612
===================================================================================================================================

a) Business Segment information reflects the April 1998 pooling of interests merger with CoreStates. The information also reflects the 1998 divestiture of $3.4 billion of deposits, $2.2 billion of which related to the CoreStates merger. Information related to the purchase accounting acquisitions of The Money Store and EVEREN on June 30, 1998, and October 1, 1999, respectively, is included from the date the acquisitions occurred. See the "Business Segments" discussion in Management's Analysis of Operations for further information about the methodology and assumptions used in presenting this information.
b) Average attributed stockholders' equity excludes merger-related, restructuring and other charges. The return on average attributed stockholders' equity for the Capital Management Mutual Funds unit is net of the amount included in Other.